As filed with the Securities and Exchange Commission on April 27, 1998
                              Registration No. 333-
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                      7372
            (Primary Standard Industrial Classification Code Number)

                                   47-0772104
                      (I.R.S. Employer Identification No.)

                             224 South 108th Avenue
                              Omaha, Nebraska 68154
                                 (402) 334-5101
   (Address, including ZIP Code, and telephone number, including area code, of registrant's principal executive offices)

                          William E. Fisher, President
                      Transaction Systems Architects, Inc.
                             224 South 108th Avenue
                              Omaha, Nebraska 68154
                                 (402) 334-5101
 (Name, address, including ZIP Code, and telephone number, including area code, of agent for service)

            It is requested that copies of communications be sent to:
                                Neal A. Klegerman
                                Baker & McKenzie
                              One Prudential Plaza
                             Chicago, Illinois 60601

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-24279

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

                         Calculation of Registration Fee

--------------------------- ----------------------- ----------------------- ------------------------ -----------------------

                                                                                  Proposed
Title of each class                                      Proposed                  maximum
of securities to be              Amount to be          maximum offering        aggregate offering           Amount of
registered                        registered          price per unit (1)    price (1)                   registration fee
--------------------------- ----------------------- ----------------------- ------------------------ -----------------------
=========================== ======================= ======================= ======================== =======================
Class A Common Stock, par       224,264 shares             $38.875                  $8,718,263            $2.575
value $.005 per share
=========================== ======================= ======================= ======================== =======================


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) promulgated under the Securities Act of 1933, as amended, based upon the average of the high and low prices of the Class A Common
Stock  on  April 20, 1998,   as  reported  on  The  Nasdaq   National   Market.

                                _______________

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-4 (File No. 333-24279), previously filed by the Registrant and declared effective by the Commission on April 10, 1997, are incorporated herein by reference.

     The required opinions and consents are listed on the Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on April 27, 1998.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


                                                    By:    /s/ Gregory J. Duman
                                                           --------------------
                                                               Gregory J. Duman
                                                        Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

   Name                       Title                                    Date
   ----                       -----                                    ----

         *               Director and President                   April 27, 1998
-----------------        (Principal Executive Officer)
William E. Fisher


/s/ Gregory J. Duman    Chief Financial Officer                   April 27, 1998
--------------------    (Principal Financial Officer)
Gregory J. Duman


        *               Vice President                            April 27, 1998
-----------------       (Principal Accounting Officer)
Dwight G. Hanson


        *               Director                                  April 27, 1998
-----------------
David C. Russell


        *               Director                                  April 27, 1998
-----------------
Jim D. Kever


        *               Director                                  April 27, 1998
-----------------
Promod Haque


        *               Director                                  April 27, 1998
-----------------
Charles E. Noell, III


        *               Director                                  April 27, 1998
----------------
Larry G. Fendley


/s/ Gregory J. Duman                                              April 27, 1998
---------------------
*Gregory J. Duman as
Attorney-In-Fact Pursuant
to Power of Attorney
Granted in Registration
Statement No. 333-24279

================================================================================
                                  EXHIBIT INDEX
================================================================================

 Exhibit
 Number                          Description
-------  ----------------------------------------------------------------------

5.01     Opinion of Baker & McKenzie

23.01    Consent of Independent Public Accountants

23.02    Consent of Baker & McKenzie (included in opinion filed as Exhibit 5.01)

24.01 Power of Attorney (contained in Signature Page to Registration Statement on Form S-4 (File No. 333-24279) and incorporated herein by reference)